UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number   811-10465

Gold Bank Funds

10975 El Monte, Suite 225
Overland Park, KS 66211
(Address of principal executive offices)

Gold Capital Management, Inc.
10975 El Monte, Suite 225
Overland Park, KS 66211
(Name and address of agent for service)

Registrant's telephone number, including area code:   (913) 396-0300

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2004

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

December 31, 2004

Gold Bank Equity Fund
Gold Bank Money Market Fund

Mutual funds managed by
Gold Capital Management, Inc.,
a subsidiary of Gold Banc Corporation, Inc.

Letter from the President (Unaudited)

I am pleased to present you with the Gold Bank Funds Annual Report for the 12-month period ended on December 31, 2004. This past year marked the completion of a three-year reporting period. In January 2005, the Gold Bank Equity Fund received a five-star rating from Morningstar,® which was an important milestone for us to accomplish.

During the year we experienced GDP growth of approximately four percent, which is in line with long-term trends. Employment picked up slightly. Non-farm payroll increased by 2.2 million, consumer confidence numbers were strong at year-end and inflation remained in check. We remain cautious and will continue to follow our proven strategy of identifying companies that offer opportunities for above-average growth.

In last year’s annual report, we expressed concern about geopolitical events and Federal Reserve activity. These factors continue to influence the financial markets. The war in Iraq remained unsettled and the Federal Reserve raised rates five times resulting in a 1.25% increase in the Fed Funds rate, which ended the year at 2.25%.

I am proud to report solid performance for the Gold Bank Equity Fund. Particularly, I am pleased with the fund’s since inception performance, which exceeded the Lipper Multi-Cap Value Funds, Lipper U.S. Diversified Equity Funds, S&P 500 and Dow Jones Industrials indices*.

*These indices do not represent any fund. It is not possible to invest in an index.

The Gold Bank Equity Fund (GLDEX) has grown from $9.6 million to $11.2 million in assets and from 1321 shareholders to 1415 shareholders since our last report dated June 30, 2004. Categorized by Lipper Analytical Services as a “multi-cap value fund”, GLDEX outperformed the average fund in its class with a return of 37.91% since inception, compared to 22.34% for the Lipper Multi-Cap Value Funds index and 11.15% for the S&P 500 for that same period. For the annual reporting period ending December 31, 2004, GLDEX returned 14.49%, compared to 14.39% for the Lipper Multi-Cap Value Funds index and 10.88% for the S&P 500.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower of higher than the performance quoted. For performance data current to the most recent month, or a prospectus, which should be read carefully before investing, call 800-481-2591. These shares involve investment risk, including the possible loss of the principal invested. Consider the funds investment objectives, risks, charges, and expenses carefully before investing. Performance would have been lower had an expense reimbursement agreement not been in effect.

The Gold Bank Money Market Fund maintained its asset base of $65.9 million in assets and grew from 974 shareholders to 1014 shareholders. The fund maintains a stable net asset value of $1.00 per share by investing in short-term instruments with maturities of 13 months or less and carrying its investments at amortized cost.

Shares of Gold Bank Funds are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation, Inc. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Gold Bank Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

On behalf of the Gold Bank Funds, thank you for allowing us to participate in the management of your investments. We appreciate your continued investment and look forward to helping you meet your financial goals.

Sincerely,

Malcolm M. Aslin
President

Shares of the Gold Bank Funds are not deposits or obligations of, nor guaranteed by, Gold Banc Corporation, Inc. or any other banking institution. They are not federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Gold Bank Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. These shares of the Gold Bank Funds involve investment risk, including the possible loss of the principal invested. The information in this letter is unaudited.

Gold Bank Equity Fund — GLDEX (Unaudited)

INCEPTION DATE: 1/1/2002
SIZE: $11.2 MILLION

FUND MANAGER’S REPORT*

During 2004, strong corporate earnings generally helped equity prices move higher. This occurred even though the Federal Reserve gradually increased its targeted Fed Funds rate from 1.00 percent to 2.25 percent. Other short-term rates accompanied the Fed’s interest rate increases, while long-term rates experienced little change for the year and actually went down as the Fed was tightening.

The Gold Bank Equity Fund achieved solid investment performance during 2004, outperforming the market indices mutual fund category shown in the chart below. In addition to 2004’s year-end performance, we are particularly pleased with our “since inception” three-year results also shown. While the fund’s 4th quarter returns were impressive, they trailed general equity market returns somewhat while we utilized market strength to take profits in some of our holdings. This resulted in a buildup of cash reserves to 18.00 percent by year-end.

INDEX/FUND	4Q-2004	2004	Since Inception Cumulative*	Since Inception Annualized*

Gold Bank Equity
Fund (GLDEX)	8.65%	14.49%	37.91%	11.31%
S&P 500	9.23%	10.88%	11.15%	3.59%
Dow Jones Industrials	7.59%	5.31%	14.82%	4.71%
Lipper Multi-Cap
Value Funds	9.97%	14.39%	22.34%	6.87%

     Source – Lipper, Bloomberg, State Street
 * Inception GLDEX – 1/1/2002

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower of higher than the performance quoted. For performance data current to the most recent month, or a prospectus which should be read carefully before investing, call 800-481-2591. These shares involve investment risk, including the possible loss of the principal invested. Consider the funds investment objectives, risks, charges, and expenses carefully before investing. Performance would have been lower had an expense reimbursement agreement not been in effect.

The funds performance generally benefited from correctly overweighting and underweighting certain industry sectors within the portfolio. Consumer discretionary, energy, industrial and materials sectors were over weighted during much of the year, while financials, health care, and information technology were underweighted. As the year progressed, we went from overweight to underweight in energy and from an underweight to near market weight in health care. Performance also benefited from three stocks in the portfolio being acquired (Isco, Inc., BHA Group Holdings, Inc. and AT&T Wireless Services, Inc.). Performance was hindered by cash reserves ranging from approximately 10 to 18 percent during the year, increasing our commitment to large capitalization stocks and reducing our holdings in small to mid-sized companies.

Looking forward into 2005, we expect economic growth to moderate, profit growth to decelerate and short-term interest rates to increase somewhat. We believe the equity market, now in the twenty-eighth month of a bull market, could be difficult and could justify the more defensive portfolio composition we put in place throughout 2004.

As always, we thank you for your investment in the Gold Bank Equity Fund.

David B. Anderson Executive Vice President & Chief Investment Officer

*The information in the Fund Manager’s Report is unaudited.

DECEMBER 31, 2004	1

Gold Bank Equity Fund — GLDEX (Unaudited)

STRATEGY & OBJECTIVE

The Gold Bank Equity Fund is a no-load equity mutual fund categorized as a multi-cap value portfolio, maintaining a diversified portfolio of investments. The fund’s strategy is to select and monitor investments to offer our shareholders opportunities to achieve long-term capital growth and provide current income from dividends or interest.

INVESTMENT STYLE

TOP TEN HOLDINGS

Newell Rubbermaid, Inc.	2.63%
Time Warner	2.60%
Bristol Myers Squibb	2.58%
Interpublic Group Cos., Inc.	2.51%
Campbell Soup Co.	2.51%
Sony Corp. ADR	2.47%
Du Pont E I De Nemours & Co.	2.45%
McDonald’s Corporation	2.38%
Motorola, Inc.	2.23%
Federal Signal	2.13%

Total Percent In Top 10 Holdings	24.49%

SECURITY WEIGHTINGS

INDUSTRY HOLDINGS  (as a percentange of net assets)

Consumer Discretionary	22.09%
Industrials	15.04%
Health Care	11.31%
State Street Short Term Repo	9.05%
Government Securities	8.94%
Materials	8.22%
Consumer Staples	7.96%
Information Technology	5.37%
Energy	4.64%
Utilities	3.72%
Financials	1.72%
Telecommunication Services	1.58%
Other Assets plus Liabilities	0.36%

TOTAL RETURN AS OF DECEMBER 31, 2004

	ONE YEAR	LIFE OF FUND

GLDEX	14.49%	37.91%

HYPOTHETICAL GROWTH OF $10,000

GOLD BANK EQUITY FUND VERSUS S&P 500

Gold Bank Equity Fund’s total return for one year as of December 31, 2004 , was 14.49%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2	GOLD BANK FUNDS ANNUAL REPORT

Schedule of Investments

DECEMBER 31, 2004

GOLD BANK EQUITY FUND

SHARES	COMPANY	MARKET VALUE

COMMON STOCKS — 81.65%

CONSUMER DISCRETIONARY — 22.09%

6,400	American Greetings Corp. Cl. A	$162,240
1,900	Bandag, Inc. Cl. B	94,639
1,746	Comcast Corp. Cl. A*	58,107
16,000	Delphi Corp.	144,320
6,800	Eastman Kodak Co.	219,300
13,000	Falcon Products, Inc.*	2,730
3,300	Genuine Parts Co.	145,398
58,000	Head N.V. *(a)	213,440
21,000	Interpublic Group of Companies Inc.*	281,400
8,300	McDonald’s Corp.	266,098
12,200	Newell Rubbermaid, Inc.	295,118
1,300	The Reader’s Digest Association, Inc.	18,083
7,100	Sony Corp. ADR(a)	276,616
15,000	Time Warner, Inc.*	291,600

		2,469,089

CONSUMER STAPLES — 7.96%

5,000	Archer-Daniels-Midland Co.	111,550
9,400	Campbell Soup Co.	280,966
6,800	Casey’s General Stores, Inc.	123,420
4,500	CVS Corp.	202,815
2,600	Kimberly-Clark Corp.	171,106

		889,857

ENERGY — 4.64%

1,100	ChevronTexaco Corp.	57,761
1,700	Marathon Oil Corp.	63,937
2,000	Schlumberger, Ltd.	133,900
2,600	Shell Transport & Trading Co., PLC ADR(a)	133,640
3,000	Unocal Corp.	129,720

		518,958

FINANCIALS — 1.72%

1,800	1st Source Corp.	45,918
3,400	A.G. Edwards, Inc.	146,914

		192,832

SHARES	COMPANY	MARKET VALUE

HEALTH CARE — 11.31%

6,600	Applera Corp.-Applied Biosystems	$138,006
6,000	Baxter International Inc.	207,240
11,300	Bristol-Myers Squibb Co.	289,506
2,100	Hillenbrand Industries, Inc.	116,634
2,100	Johnson & Johnson, Inc.	133,182
1,700	King Pharmaceuticals, Inc.*	21,080
5,100	Merck & Co., Inc.	163,914
11,000	Mylan Laboratories, Inc.	194,480

		1,264,042

INDUSTRIALS — 15.04%

4,200	American Power Conversion Corp.	89,880
2,000	Avery Dennison Corp.	119,940
1,700	Cooper Industries, Ltd. Cl. A	115,413
2,500	Emerson Electric Co.	175,250
13,500	Federal Signal Corp.	238,410
5,500	Honeywell International, Inc.	194,755
5,000	Insituform Technologies, Inc. Cl. A*	113,350
2,294	Layne Christensen Co.*	41,636
3,500	Raytheon Co.	135,905
2,600	SPX Corp.	104,156
3,100	Union Pacific Corp.	208,475
4,800	Waste Management, Inc.	143,712

		1,680,882

INFORMATION TECHNOLOGY — 5.37%

23	Agere Systems, Inc. Cl. A*	31
582	Agere Systems, Inc. Cl. B*	786
6,000	Andrew Corp.*	81,780
1,600	Freescale Semiconductor, Inc. Cl. B*	29,376
11,000	Hewlett-Packard Co.	230,670
2,200	Lucent Technologies, Inc.*	8,272
14,500	Motorola, Inc.	249,400

		600,315

Continued on next page.

DECEMBER 31, 2004	3

Schedule of Investments

DECEMBER 31, 2004

GOLD BANK EQUITY FUND  (Continued)

SHARES	COMPANY	MARKET VALUE

MATERIALS — 8.22%

20,000	Calgon Carbon Corp.	$181,600
5,600	E.I. Dupont de Nemours & Co.	274,680
14,700	Hercules Inc.*	218,295
2,500	International Paper Co.	105,000
78	Neenah Paper, Inc.*	2,543
300	Sigma-Aldrich Corp.	18,138
4,000	Sonoco Products Co.	118,600

		918,856

TELECOMMUNICATION SERVICES — 1.58%

1,080	AT&T Corp.	20,585
5,600	BellSouth Corp.	155,624

		176,209

UTILITIES — 3.72%

7,500	Alliant Energy Corp.	214,500
4,500	The Empire District Electric Co.	102,060
2,200	Progress Energy, Inc.	99,528

		416,088

TOTAL COMMON STOCKS		9,127,128

(Cost $7,329,742)

FACE AMOUNT	DESCRIPTION	MARKET VALUE

U. S. GOVERNMENT AGENCIES — 8.94%

500,000	Federal Farm Credit Bank
	2.25%, due January 14, 2005	$499,594
500,000	Federal Home Loan Bank
	2.25%, due January 7, 2005	499,812

TOTAL U. S. GOVERNMENT AGENCIES		999,406

(Cost $999,406)

REPURCHASE AGREEMENT — 9.05%

1,012,000	State Street Bank and Trust Co.,
	dated December 31, 2004 0.75% due January 03, 2005 Collateralized by U.S. Treasury Bill, 10.375% due November 15, 2012 with a market value of $1,037,694; Repurchase amount $1,012,063	$1,012,000

(Cost $1,012,000)

TOTAL INVESTMENTS — 99.64%		11,138,534
(Cost $9,341,148)

Other assets less liabilities — 0.36%		39,985

TOTAL NET ASSETS — 100.00%		$11,178,519

The identified cost of investments owned at December 31, 2004 was the same for financial statement and federal income tax purposes.

*	Non-income producing security

(a)	Foreign security denominated in U.S. dollars.

ADR – American Depository Receipt

PLC – Public Limited Company

See accompanying Notes to Financial Statements.

4	GOLD BANK FUNDS ANNUAL REPORT

Gold Bank Money Market Fund — GLDXX (Unaudited)

INCEPTION DATE: 1/1/2002
SIZE: $65.9 MILLION

FUND MANAGER’S REPORT*

In spite of stronger economic data from 2003, it took until June 30, 2004 before the Federal Reserve began to raise rates from their forty-year lows. Hopefully, it will be a long time until we revisit the rates of July 2003, when the two-year treasury yielded only 1.29%. Keep in mind that economists did not expect hikes until 2005 and certainly not before the elections. However, with Federal Reserve policy directed forward about six months, they decided to remove their accommodating posture at a “measured pace”. As a result, the Fed raised rates 25 basis points at each meeting to reach 2.25% at year-end. In search of a neutral funds rate, St. Louis Federal Reserve Governor Poole indicated a range of 3% to 5%. In December, the CPI Index was up 3.3% year over year and I feel this is a likely target. The Fed has eight meetings scheduled in 2005. I expect them to take a break after their meeting in March given that the second quarter is historically tame compared to the first quarter.

There are certainly sufficient economic indicators to justify higher rates. To highlight just a few: industrial production and capacity utilization reached three-year highs, non-farm payroll increased by 2.2 million (highest increase in 5 years), durable good orders were up by almost 11% (best in 10 years) and consumer confidence levels were strong at year-end. In addition, although the deficits are declining, they are still historically large and do not contain expenses from the war in Iraq. This means continued above-average borrowing by the Federal Reserve and higher rates depending on the amount of foreign participation in treasury securities.

The higher re-investment rates allowed us to improve the quality of the portfolio. We discontinued buying tier two-rated commercial paper and plan to have only the top tier ratings of commercial paper in 2005. We also made a management decision to not purchase FNMA securities. This was done prior to the SEC agreeing that FNMA had not properly accounted for their hedge positions leading to a $9 billion restatement of earnings between 2001 and 2004.

Our decision to maintain the average maturity at less than thirty days appears to have been a good one. I plan to continue that strategy until the March F.O.M.C. meeting and then extend maturities in anticipation of a pause by the Federal Reserve.

William R. Mitchell
Vice President

*      The information in the Fund Manager’s Report is unaudited.

STRATEGY & OBJECTIVE

The Gold Bank Money Market Fund’s objective is to earn the maximum amount of income that is consistent with maintaining the safety and liquidity of the Fund’s assets, and to maintain a constant net asset value of $1 per share. The fund invests in high quality debt instruments that present minimal credit risks, maintaining a dollar weighted average portfolio maturity of less than 90 days.

INVESTMENT STYLE

TOTAL RETURN AS OF DECEMBER 31, 2004

GLDXX	0.83%

SECURITY WEIGHTINGS

DOLLAR WEIGHTED AVERAGE MATURITY

GLDXX	17 Days

DECEMBER 31, 2004	5

Schedule of Investments

DECEMBER 31, 2004

GOLD BANK MONEY MARKET FUND

DESCRIPTION	PRINCIPAL AMOUNT	MARKET VALUE

COMMERCIAL PAPER — 13.64%

American Express Credit Corporation
2.22%, due January 3, 2005	$1,000,000	$999,877
2.27%, due January 6, 2005	1,000,000	999,685
Caterpillar Financial Services
2.27%, due January 13, 2005	1,000,000	999,243
ChevronTexaco Corporation
2.24%, due January 3, 2005	1,000,000	999,876
2.25%, due January 6, 2005	1,000,000	999,687
CitiCorp
2.15%, due January 3, 2005	1,000,000	999,880
2.31%, due January 13, 2005	1,000,000	999,230
General Electric Capital Corporation
2.22%, due January 4, 2005	1,000,000	999,815
2.28%, due January 20, 2005	1,000,000	998,797

TOTAL COMMERCIAL PAPER	9,000,000	8,996,090
(Cost $8,996,090)

U. S. GOVERNMENT AGENCIES — 46.74%

Federal Farm Credit Bank
1.87%, due January 24, 2005	500,000	499,864
2.14%, due January 6, 2005	1,085,000	1,084,678
2.15%, due January 27, 2005	800,000	798,758
2.17%, due January 4, 2005	2,000,000	1,999,638
2.20%, due January 14, 2005	2,000,000	1,998,411
3.88%, due February 1, 2005	1,450,000	1,451,662
5.45%, due January 19, 2005	310,000	310,473
Federal Home Loan Bank
2.10%, due January 12, 2005	400,000	399,743
2.21%, due January 21, 2005	425,000	424,478
2.21%, due February 4, 2005	684,000	682,572
2.21%, due February 11, 2005	1,605,000	1,600,960
2.23%, due January 26, 2005	421,000	420,348
2.24%, due January 5, 2005	1,928,000	1,927,520
2.24%, due January 19, 2005	500,000	499,440
2.24%, due January 26, 2005	3,000,000	2,995,333
2.25%, due January 12, 2005	2,100,000	2,098,556
2.25%, due January 21, 2005	1,082,000	1,080,648
2.25%, due February 16, 2005	559,000	557,393
2.26%, due January 7, 2005	2,000,000	1,999,247
2.26%, due January 12, 2005	1,000,000	999,311
2.26%, due January 19, 2005	2,880,000	2,876,745
4.00%, due February 15, 2005	585,000	586,093
4.04%, due February 7, 2005	900,000	901,322
4.13%, due January 14, 2005	2,625,000	2,626,708

TOTAL U. S. GOVERNMENT AGENCIES	30,839,000	30,819,901
(Cost $30,819,901)

6	GOLD BANK FUNDS ANNUAL REPORT

Schedule of Investments

DECEMBER 31, 2004

GOLD BANK MONEY MARKET FUND (Continued)

DESCRIPTION	PRINCIPAL AMOUNT	MARKET VALUE

U. S. GOVERNMENT SPONSORED ENTERPRISES — 39.39%
Federal Home Loan Mortgage Corporation
1.88%, due January 15, 2005	$1,300,000	$1,299,715
2.18%, due January 4, 2005	900,000	899,837
2.19%, due January 4, 2005	2,500,000	2,499,545
2.21%, due January 25, 2005	1,500,000	1,497,790
2.25%, due January 5, 2005	1,500,000	1,499,626
2.25%, due January 10, 2005	3,000,000	2,998,313
2.25%, due January 18, 2005	600,000	599,363
2.25%, due February 3, 2005	1,646,000	1,642,605
2.26%, due January 11, 2005	2,000,000	1,998,747
2.26%, due January 14, 2005	600,000	599,510
2.26%, due January 18, 2005	2,950,000	2,946,852
2.27%, due January 11, 2005	2,000,000	1,998,741
2.27%, due February 1, 2005	3,800,000	3,792,588
6.88%, due January 15, 2005	1,700,000	1,702,722

TOTAL U. S. GOVERNMENT SPONSORED ENTERPRISES	25,996,000	25,975,954
(Cost $25,975,954)

REPURCHASE AGREEMENT — 0.16%
State Street Bank and Trust Co.,
dated December 31, 2004
0.75%, due January 3, 2005
Collateralized by U.S. Treasury Bill,
9.125% due May 15, 2018
with a market value of $109,781;
Repurchase amount $106,007	106,000	106,000
(Cost $106,000)

TOTAL INVESTMENTS — 99.93%		65,897,945
(Cost $65,897,945)

Other assets less liabilities — 0.07%		46,661

TOTAL NET ASSETS — 100.00%		$65,944,606

The identified cost of investments owned at December 31, 2004 was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2004	7

Other Information (Unaudited)

DECEMBER 31, 2004

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs. The Fund does not have transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds that have transactional costs as well.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUAL EXPENSE RATIO	EXPENSES PAID DURING PERIOD*

Equity
Actual	$1,000	$1,064.10	1.05%	$5.45
Hypothetical	$1,000	$1,019.86	1.05%	$5.33

Money Market
Actual	$1,000	$1,005.70	0.55%	$2.77
Hypothetical	$1,000	$1,022.37	0.55%	$2.80

*	Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 366 to reflect the one-half year period.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Gold Capital uses to vote proxies related to the Gold Bank Equity Fund’s portfolio securities is set forth in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling 800-481-2591 or on the Securities and Exchange Commission’s website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

The Fund’s proxy voting record for the 12 month period ended June 30 will be available by calling 800-481-2591 or on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 each year.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each of the Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	GOLD BANK FUNDS ANNUAL REPORT

Statements of Assets and Liabilities

DECEMBER 31, 2004

	GOLD BANK EQUITY FUND	GOLD BANK MONEY MARKET FUND

ASSETS:

Investments, at cost	$9,341,148	$65,897,945

Investments, at value	$11,138,534	$65,897,945
Cash	811	4,327
Receivables:
Dividends	18,276	—
Interest	21	165,298
Fund shares sold	29,941	—
From advisor	12,860	11,633
Prepaid expenses	1,167	1,149

Total assets	11,201,610	66,080,352

LIABILITIES AND NET ASSETS:

Payables:
Management fees	6,875	28,764
Other fees	16,216	16,893
Dividends	—	90,089

Total liabilities	23,091	135,746

NET ASSETS	$11,178,519	$65,944,606

NET ASSETS CONSIST OF:

Capital (capital stock and paid-in capital)	$9,193,475	$65,944,606
Undistributed net investment income	—	—
Accumulated net realized gain (loss) on sale of investments	187,658	—
Net unrealized appreciation in value of investments	1,797,386	—

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$11,178,519	$65,944,606

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited

Outstanding	888,712	65,944,606

NET ASSET VALUE PER SHARE	$12.58	$1.00

See accompanying Notes to Financial Statements.

DECEMBER 31, 2004	9

Statements of Operations

FOR THE YEAR ENDED DECEMBER 31, 2004

	GOLD BANK EQUITY FUND	GOLD BANK MONEY MARKET FUND

INVESTMENT INCOME:

Dividends	$162,076	$—
Interest	5,330	886,389
Foreign tax withheld	(492)	—

	166,914	886,389

EXPENSES:

Advisory fees	70,299	321,687
Registration fees	2,896	4,355
12b-1 fees	21,476	—
Custody fees	14,301	36,478
Reports to shareholders	7,262	7,262
Professional fees	45,210	45,428
Trustee expenses	3,993	3,993
Other expenses	3,428	3,003

Total expenses before voluntary reduction of management fees	168,865	422,206
Less: voluntary management fee waiver	(70,729)	(67,810)
earnings credits	(82)	(540)

Net expenses	98,054	353,856

Net investment income	68,860	532,533

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Realized gain from investment transactions	821,370	85
Change in net unrealized appreciation from investments	429,046	—

Net gain on investments	1,250,416	85

Increase in net assets resulting from operations	$1,319,276	$532,618

See accompanying Notes to Financial Statements.

10	GOLD BANK FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	GOLD BANK EQUITY FUND		GOLD BANK MONEY MARKET FUND

	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003

OPERATIONS:

Net investment income	$68,860	$50,477	$532,533	$366,470
Net realized gain from investment transactions	821,370	104,753	85	539
Change in net unrealized appreciation on investments	429,046	1,592,971	—	—

Net increase in net assets resulting from operations	1,319,276	1,748,201	532,618	367,009

DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income	(48,642)	(48,538)	(532,533)	(366,470)

Net realized gain from investment transactions	(633,712)	(83,681)	(2,147)	(537)

Total distributions to shareholders	(682,354)	(132,219)	(534,680)	(367,007)

CAPITAL SHARE TRANSACTIONS:

Shares sold	4,185,385	4,385,019	209,176,470	196,146,400
Reinvested distributions	331,725	23,628	10,149	4,495

	4,517,110	4,408,647	209,186,619	196,150,895
Shares repurchased	(2,360,339)	(692,788)	(203,277,750)	(183,898,069)

Net increase from capital share transactions	2,156,771	3,715,859	5,908,869	12,252,826

Net increase in net assets	2,793,693	5,331,841	5,906,807	12,252,828

NET ASSETS:

Beginning of year	8,384,826	3,052,985	60,037,799	47,784,971

End of period	$11,178,519	$8,384,826	$65,944,606	$60,037,799

Undistributed net investment income	$—	$2,022	$—	$2,099

Fund share transactions:
Shares sold	338,072	450,866	209,176,470	196,146,400
Reinvested distributions	26,602	2,058	10,149	4,495

	364,674	452,924	209,186,619	196,150,895
Shares repurchased	(191,407)	(68,947)	(203,277,750)	(183,898,069)

Net increase in fund shares	173,267	383,977	5,908,869	12,252,826

See accompanying Notes to Financial Statements.

DECEMBER 31, 2004	11

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The Gold Bank Funds (comprised of the Gold Bank Equity Fund and Gold Bank Money Market Fund and collectively referred to herein as the “Funds”) is a multi-series Delaware statutory trust registered under the Investment Company Act of 1940 as amended and classified as an open-end diversified management investment company. The Funds commenced operations on January 1, 2002. The Gold Bank Funds are required to account for the assets of each series separately and to allocate general liabilities of the Gold Bank Funds to each series based upon the relative net assets of each series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements:

A. Investment Valuation  — Securities are valued at the latest sales price for securities traded on a principal exchange, except securities listed on NASDAQ, National Market and Small Cap exchanges (“NASDAQ”) (U.S. or foreign). Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. Fund securities listed on NASDAQ are valued at the NASDAQ Official Closing Price, NOCP which may not necessarily represent the last sale price. If there has been no sale on such exchange or no NOCP on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, securities are valued at fair value as determined in good faith using procedures approved by the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith using procedures approved by the Board of Trustees.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Gold Bank Money Market Fund are valued at amortized cost, which approximates market value.

B. Investment Transactions and Investment Income —  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date, or for foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes using the effective interest method, commencing on the settlement date and are included in interest income.

C. Expense Limitations and Reductions — Gold Capital Management, Inc., the Fund’s investment advisor/manager (“Gold Capital”) agreed to waive its management fees to limit annual total operating expenses to an annual rate of 1.05% of average daily net assets for the Gold Bank Equity Fund and to an annual rate of 0.55% of average daily net assets for the Gold Bank Money Market Fund until April 30, 2006. Thereafter, Gold Capital may continue or terminate this arrangement.

This expense limitation may be continued under a contractual or voluntary arrangement by Gold Capital. Gold Capital may be reimbursed by the Funds for such waived expenses for a period of three years from the date the expenses were waived or paid. This may be done only if such reimbursement does not exceed the expense cap percentage disclosed above. At December 31, 2004, the total dollar amounts available for reimbursement to Gold Capital for the Gold Bank Equity Fund and the Gold Bank Money Market Fund were $248,939 and $239,776, respectively.

The Funds have entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses.

D. Repurchase Agreements —  The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds’ investment advisor deems creditworthy under guidelines approved by the Funds’ Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

E. Federal and State Taxes —  The Funds complied with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and also intend to pay distributions sufficient to avoid federal income and excise taxes. Therefore, no provision for federal or state tax is required.

F. Distributions to Shareholders —  Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles.

G. Use of Estimates —  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

12	GOLD BANK FUNDS ANNUAL REPORT

Notes to Financial Statements

H.  Indemnifications — Under the Funds’ organizational document, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. RELATED PARTIES, MANAGEMENT FEES

Gold Capital Management, Inc. (“Gold Capital”) is the Funds’ investment advisor/manager and distributor/principal underwriter. Gold Capital is a wholly owned subsidiary of Gold Banc Corp. Inc. (“Gold Banc”), a publicly traded Kansas corporation. The Funds pay management fees for investment advisory and certain management/administrative services monthly to Gold Capital based upon average daily net assets at the following rates, in accordance with the Funds’ advisory agreement, subject to reimbursements required, if any, pursuant to the expense limitation provisions outlined in Note 1 C.:

FUND	ANNUAL RATE

Gold Bank Equity	0.75%
Gold Bank Money Market	0.50%

3. DISTRIBUTION PLAN

Gold Bank Equity Fund has adopted a Distribution Plan related to the offering of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Gold Bank Equity Fund. Payments are made monthly to Gold Capital.

4. FEDERAL TAX MATTERS

Net investment income and net realized gains (losses) may differ for financial statements and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statements of Assets and Liabilities to reflect permanent differences:

FUND	ACCUMULATED NET REALIZED GAIN/(LOSS)	UNDISTRIBUTED NET INVESTMENT INCOME	PAID-IN- CAPITAL

Gold Bank Equity	(21,107)	(22,240)	43,347
Gold Bank Money Market	2,099	(2,099)	—

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003, were as follows:

	2003 AMOUNTS PER SHARE

FUND	ORDINARY	CAPITAL GAIN	TOTAL

Gold Bank Equity	$0.24	0.59	$0.83
Gold Bank Money Market	$0.01	n/a	$0.01

	2003 AMOUNTS PER SHARE

FUND	ORDINARY	CAPITAL GAIN	TOTAL

Gold Bank Equity	$0.07	0.12	$0.19
Gold Bank Money Market	0.01	n/a	$0.01

Short term capital gain distributions are treated as ordinary distributions for tax purposes.

As of December 31, 2004 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities.

At December 31, 2004 the cost of securities for federal income tax purposes was $9,341,148, for the Gold Bank Equity Fund. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gold Bank Equity Fund:

Gross unrealized appreciation	$2,009,983
Gross unrealized depreciation	(212,597)

Net unrealized appreciation	$1,797,386

For the year ended December 31, 2004, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

FUND	PERCENTAGE

Gold Bank Equity	72%

For the fiscal year ended December 31, 2004, certain dividends paid by Gold Bank Equity Fund may be subject to a maximum tax rate of 15%, as provided by for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $197,661 as taxed at the maximum rate of 15%. Complete information has been computed and reported in conjunction with the 2004 Form 1099-DIV sent to taxable non-corporate shareholders.

5. INVESTMENT TRANSACTIONS

Investment transactions for the period ending December 31, 2004 (excluding U.S. Government securities and maturities of short-term commercial notes and repurchase agreements) are as follows:

Gold Bank Equity Fund:

Purchases	$2,562,356
Proceeds from sales	1,940,764

DECEMBER 31, 2004	13

Financial Highlights

GOLD BANK EQUITY FUND
Condensed data for a share of capital stock outstanding throughout each period.	YEARS ENDED DECEMBER 31,
	2004	2003	2002

Net asset value, beginning of period	$11.72	$9.21	$10.00

Income from investment operations
Net investment income	.08	.07	.06
Net gains (losses) on securities (both realized and unrealized)	1.61	2.63	(.75)

Total from investment operations	1.69	2.70	(.69)

Less distributions:
Distributions from net investment income	(.06)	(.07)	(.06)
Distributions from capital gains	(.77)	(.12)	(.04)

Total distributions	(.83)	(.19)	(.10)

Net asset value, end of period	$12.58	$11.72	$9.21

Total Return	14.49%	29.38%	(6.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,179	$8,385	$3,053
Ratio of expenses to average net assets	1.05%	1.05%	1.05%
Ratio of expenses to average net assets before
voluntary management fee waiver	1.80%	3.36%	3.20%
Ratio of net investment income to average net assets	.73%	.87%	1.02%
Ratio of net investment income (loss) to average net assets before
voluntary management fee waiver	(.02)%	(1.45)%	(1.13)%
Portfolio turnover rate	24%	8%	3%

GOLD BANK MONEY MARKET FUND
Condensed data for a share of capital stock outstanding throughout each period.	YEARS ENDED DECEMBER 31,
	2004	2003	2002

Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	.01	.01	.01

Total from investment operations	.01	.01	.01

Less distributions:
Distributions from net investment income	(.01)	(.01)	(.01)

Total distributions	(.01)	(.01)	(.01)

Net asset value, end of period	$1.00	$1.00	$1.00

Total Return	.83%	.66%	1.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,945	$60,038	$47,785
Ratio of expenses to average net assets	.55%	.55%	.55%
Ratio of expenses to average net assets before
voluntary management fee waivers	.66%	.79%	.65%
Ratio of net investment income to average net assets	.83%	.65%	1.23%
Ratio of net investment income to average net assets before
voluntary management fee waivers	.72%	.41%	1.13%

See accompanying Notes to Financial Statements.

14	GOLD BANK FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the
Gold Bank Funds

We have audited the accompanying statements of assets and liabilities of the Gold Bank Funds (comprised of Gold Bank Equity Fund and Gold Bank Money Market Fund), including the schedules of investments as of December 31, 2004, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gold Bank Equity Fund and Gold Bank Money Market Fund at December 31, 2004, and the results of their operations the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principals.

Kansas City, Missouri
February 4, 2005

DECEMBER 31, 2004	15

Notice to Shareholders

Trustees and Officers of the Trust (unaudited)

The officers of the Trust manage the Fund’s day-to-day operations pursuant to the laws of the State of Delaware. The Trust’s officers and Gold Capital are subject to the supervision and control of the Board of Trustees. The Trustees have approved contracts under which certain companies provide essential management services to the Funds. The Funds pay the fees for the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or Gold Capital.

The following table lists the name, age, and address of the Trustees and Officers of the Trust.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES

(a) Larry D. Armel (63) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee and Chairman; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired/Self-employed (consulting) since January of 2000; and, formerly: CEO and Director of Jones & Babson, Inc. (mutual fund management company); Chairman, President and Director, each of the Babson Funds (nine mutual funds with ten portfolios), Buffalo Funds (five mutual funds) and UMB Scout Funds (thirteen mutual funds with fourteen portfolios); President, Principal Executive Officer and Director, Investors Mark Series Fund, Inc. (nine mutual funds); and, Director, AFBA Five Star Fund, Inc. (four mutual funds).	Two	None

(a) Malcolm M. Aslin (57) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee and President; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	CEO & President, Gold Banc Corporation, Inc. (banking and financial services); Chairman and President, Gold Financial Services, Inc. (financial holding company); Chairman, ComputNet Engineering, Inc. (data processing & info tech services); Chairman, Gold Insurance, Inc. (full line insurance agency); Chairman, Gold Investment Advisors, Inc. (invest- ment advisor services); Chairman, Gold Reinsurance Company Ltd. (reinsurance company); President, Gold Merchan t Banc, Inc. (merchant bank); and, formerly Chairman of Western National Bank and Unison Bancorporation.	Two	Gold Banc Corporation, Inc. (banking and financial services).

(a) David B. Anderson (57) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee, Chief Investment Officer and Vice President; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Executive Vice President and Chief Investment Officer, Gold Bank Trust Company; Senior Vice President of Gold Capital Management, Inc.; and, formerly officer in charge of the Trust Investment Division of UMB Bank	Two	None

(a)	Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messr. Armel is an interested Trustee as a result of a business consulting relationship with Gold Capital Management, Inc. relating to the formation of the Trust. Messrs. Aslin and Anderson are interested Trustees due to their employment by Gold Banc Corporation, Inc. and Gold Capital Management, Inc., respectively. Gold Capital Management, Inc. serves as the Funds Investment Advisor, Distributor and Manager.

16	GOLD BANK FUNDS ANNUAL REPORT

Notice to Shareholders

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES

George R. Adair (85) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired	Two	None

Norman L. Cochran (83) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	Retired	Two	None

Sue Heckart (65) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee; Served since 2001	For lifetime of the Trust or until earlier resignation or removal	President of Heckart Funeral Homes, Inc.	Two	None

Roland R. Hines (68) 10975 El Monte, Suite 225, Overland Park, KS 66211	Trustee; Served since 2004	For lifetime of the Trust or until earlier resignation or removal	Retired since 2000; formerly Vice Chairman and CFO of O’Brien Company.	Two	None

OFFICERS

Lee E. Derr (55) 10975 El Monte, Suite 225, Overland Park, KS 66211	Chief Financial Officer; Served since 2003	NA	Vice President of Gold Banc Corporation, Inc. (banking and financial services) for the past three years; Private financial consultant previous to joining Gold Banc Corporation, Inc.

Stephen R. Oliver (53) 10975 El Monte, Suite 225, Overland Park, KS 66211	Vice President, COO, Secretary and Chief Compliance Officer; Served since 2001	NA	Senior Vice President, Gold Capital Management, Inc. (broker/dealer); Senior Vice President, Gold Financial Services, Inc. (financial holding company); President, Gold Insurance, Inc. (full line insurance agency); and, President, Gold Reinsurance Company Ltd. (reinsurance company).

The Statement of Additional Information (“;SAI”) includes additional information about the Funds Trustees and is available upon request without charge by calling 1-800-481-2591, or writing Gold Bank Funds, P.O. Box 7410, Overland Park, KS 66207.

This report has been prepared for the information of the Shareholders of Gold Bank Equity Fund and Gold Bank Money Market Fund, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Gold Capital Management, Inc.

DECEMBER 31, 2004	17

GOLD BANK FUNDS Equity Fund Money Market Fund	LEGAL COUNSEL Stradley, Ronon, Stevens & Young, LLP Philadelphia, Pennsylvania

INVESTMENT ADVISOR, DISTRIBUTOR AND MANAGER Gold Capital Management, Inc. Overland Park, Kansas	CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT State Street Bank and Trust Co. Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young, LLP Kansas City, Missouri

Mutual funds managed by Gold Capital Management, Inc., a subsidiary of Gold Banc Corporation, Inc. Contact your Gold Capital broker or call TOLL FREE 800.481.2591 www.goldbank.com

P.O. Box 7410 Overland Park, KS 66207

Item 2. Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR). Which is posted on the Registrant’s website: www.goldbank.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.goldbank.com within five business days following the date of such amendment or waiver.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Norman L. Cochran. Mr. Cochran is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the Trust’s principal accountant were as follows:

	2004	2003
(a) Audit Fees	$21,200	$18,100
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,300	$4,050
(d) All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings, including registration statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice, specifically preparation of the tax returns and excise tax distribution calculation services.

(e)     (1) The registrant's audit committee charter requires audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to be pre-approved in advance.

          (2) None of the services described in (b) - (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees are for tax services rendered to the Trust. As disclosed in (c) above, the amount of fees for such services was $5,300 and $4,050 for the 2004 and 2003 fiscal years, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The registrant’s Principal Executive Office and Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gold Bank Funds

/s/ Malcolm M. Aslin
Malcolm M. Aslin
Principal Executive Officer
March 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm M. Aslin
Malcolm M. Aslin
Principal Executive Officer
March 1, 2005

/s/ Lee E. Derr
Lee E. Derr
Principal Financial Officer
March 1, 2005